UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 14, 2012

Mediacom Broadband LLC

Mediacom Broadband Corporation

(Exact name of registrants as specified in their charter)

Delaware Delaware	333-72440 333-82124-02	06-1615412 06-1630167
(State or other jurisdiction of incorporation or organization)	(Commission File Nos.)	(I.R.S. Employer Identification Nos.)

100 Crystal Run Road

Middletown, New York 10941

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (845) 695-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Announcement of Offering

On August 14, 2012, Mediacom Broadband LLC and Mediacom Broadband Corporation announced that they intend to offer $300.0 million aggregate principal amount of new senior notes due 2023 in a private offering to be conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Announcement of Tender Offer

On August 14, 2012, Mediacom Broadband LLC and Mediacom Broadband Corporation announced that they have jointly commenced a cash tender offer for up to $300.0 million aggregate principal amount of their outstanding 8 1/2% senior notes due 2015. A copy of the press release is being filed as Exhibit 99.2 to this report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Name

99.1	Press Release, dated August 14, 2012, regarding Offering.

99.2	Press Release, dated August 14, 2012, regarding Tender Offer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2012

Mediacom Broadband LLC

By:	/s/ Mark E. Stephan
	Name:	Mark E. Stephan
	Title:	Executive Vice President and Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2012

Mediacom Broadband Corporation

By:	/s/ Mark E. Stephan
	Name:	Mark E. Stephan
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Name

99.1	Press Release, dated August 14, 2012, regarding Offering.

99.2	Press Release, dated August 14, 2012, regarding Tender Offer.